UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: November 12, 2013

Texas South Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-171064	99-0362471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Riverway, Suite 1800
Houston, TX 77056
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (713) 209-2950

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

The information in Item 5.03 hereof is hereby incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 7, 2013, subject to FINRA approval, the board of directors and majority shareholders of the Company approved an amendment to the certificate of incorporation changing the name of the Company from “INKA Productions, Corp.” to “Texas South Energy, Inc.,” increasing the Company’s authorized shares of common stock from 75,000,000 shares to 950,000,000 shares, authorizing the issuance of 50,000,000 shares of blank check preferred stock, and effecting a 3-for-1 forward stock split of the Company’s common stock (the “Amendment”).   In connection therewith, the Company filed an Amendment with the Secretary of State of the State of Nevada.  The Company did not receive FINRA approval for the Amendment until November 9, 2013.  Due to the delay in receiving the FINRA approval, on November 12, 2013, the Company filed a Certificate of Correction to the Certificate of Amendment change the “effective date” of the Amendment to coincide with the FINRA effective date of November 12, 2013.

Pursuant to the 3-for-1 forward common stock split, the Company will issue two shares of common stock for each issued and outstanding share of the company’s common stock outstanding prior to the forward split.

The common stock is expected to begin trading on a split adjusted basis when the market opens on November 12, 2013.  The common stock will be traded under the new symbol “INKAD” from November 12, 2013 through December 10, 2013.  It is expected that the common stock will begin trading under the new symbol “TXSO” beginning December 11, 2013.

This Item, including the description herein of the Amendment to the Certificate of Incorporation, is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is included as Exhibit 3.1 hereto and hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The information in the Exhibit Index hereto is hereby incorporated herein by reference.

Exhibit No.	Description
3.1	Certificate of Amendment of Certificate of Incorporation of Inka Productions, Corp., dated effective November 12, 2013 (filed herewith)
3.2	Certificate of Correction to the Certificate of Amendment of Certificate of Incorporation of Inka Productions, Corp., dated effective November 12, 2013 (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 12, 2013

TEXAS SOUTH ENERGY, INC.

By:	/s/James Askew
James M. Askew
Chief Executive Officer